Exhibit 99.1

StandardAero Announces Secondary Offering of 30,000,000 Shares of

Common Stock by Affiliates of The Carlyle Group Inc. and GIC Private

Limited

SCOTTSDALE, Arizona – March 24, 2025 – StandardAero, Inc. (NYSE: SARO) (“StandardAero” or the “Company”) announced today that two of its stockholders (the “Selling Stockholders”), affiliates of The Carlyle Group Inc. and GIC Private Limited, intend to offer for sale in an underwritten secondary offering an aggregate of 30,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Selling Stockholders will receive all of the net proceeds from this offering. No shares are being sold by the Company. The Selling Stockholders expect to grant the underwriters a 30-day option to purchase up to an aggregate of 4,500,000 additional shares of Common Stock.

J.P. Morgan, Morgan Stanley (in alphabetical order) and RBC Capital Markets are acting as joint lead book-running managers for the proposed offering.

The offering will be made only by means of a prospectus. Copies of the preliminary prospectus relating to this offering may be obtained from: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or email: prospectus-eq_fi@jpmorgan.com and Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

A registration statement on Form S-1 relating to the proposed offering has been publicly filed with the U.S. Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

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About StandardAero

StandardAero is a leading independent pure-play provider of aerospace engine aftermarket services for fixed- and rotary-wing aircraft, serving the commercial, military and business aviation end markets. StandardAero provides a comprehensive suite of critical, value-added aftermarket solutions, including engine maintenance, repair and overhaul, engine component repair, on-wing and field service support, asset management and engineering solutions. StandardAero is an NYSE listed company under the ticker symbol SARO.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements, including with respect to the proposed secondary offering. Management has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While they believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond management’s control. These statements involve risks and uncertainties that may cause StandardAero’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the ability to consummate the proposed secondary offering, volatility in the Company’s Common Stock price and those other important factors discussed in Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as any such factors may be updated from time to time in the Company’s other filings with the SEC, including the preliminary prospectus filed in connection with this offering. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, StandardAero assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Contact

Kyle Hultquist

Kyle.Hultquist@StandardAero.com

(480) 377-3192

Investor Relations Contact

Investors@StandardAero.com

Rama Bondada

Rama.Bondada@StandardAero.com

(480) 377-3142